AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 9, 1996


                                                       REGISTRATION NO. 333-5203
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                AMENDMENT NO. 3
                                       TO

                                    FORM S-1
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                             HAYNES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                            3356                           13-3527598
  (State or other jurisdiction      (Primary S.I.C. Code Number)            (I.R.S. Employer
      of incorporation or                                                 Identification No.)
         organization)

                              -------------------
                             1020 WEST PARK AVENUE
                           KOKOMO, INDIANA 46904-9013
                                 (317) 456-6000
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                              -------------------
                               MICHAEL D. AUSTIN
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             HAYNES HOLDINGS, INC.
                             1020 WEST PARK AVENUE
                           KOKOMO, INDIANA 46904-9013
                                 (317) 456-6000
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                              -------------------
                                   COPIES TO:

       STEPHEN J. HACKMAN, ESQ.                  WINTHROP B. CONRAD, JR., ESQ.
      ICE MILLER DONADIO & RYAN                      DAVIS POLK & WARDWELL
    ONE AMERICAN SQUARE, BOX 82001                    450 LEXINGTON AVENUE
   INDIANAPOLIS, INDIANA 46282-0002                 NEW YORK, NEW YORK 10017
            (317) 236-2100                               (212) 450-4000

                              -------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable
after this Registration Statement becomes effective.

    If any of the securities registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / / ______

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: / / ______

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: / /
                              -------------------

                        CALCULATION OF REGISTRATION FEE

                                                         PROPOSED          PROPOSED
       TITLE OF EACH CLASS              AMOUNT           MAXIMUM           MAXIMUM          AMOUNT OF
       OF SECURITIES TO BE              TO BE         OFFERING PRICE      AGGREGATE        REGISTRATION
            REGISTERED              REGISTERED(1)       PER SHARE     OFFERING PRICE(2)       FEE(3)
Common Stock, $.01 par value          3,183,824           $19.00         $60,492,656         $20,860

(1) Includes 399,000 shares that may be sold if the over-allotment option granted to the Underwriters is exercised in full. See "Underwriting."

(2) Estimated solely for the purpose of calculating the registration fee.

(3) $22,076 previously paid.

                              -------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF
THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    The current name of the registrant for the common stock offering described in this Registration Statement is Haynes Holdings, Inc. The name of the registrant will be changed to Haynes International, Inc. prior to the effectiveness of this Registration Statement. Approximately thirty days after the closing of the Offering, the registrant's wholly-owned subsidiary, Haynes International, Inc. (whose name will be changed to Haynes Corp. prior to the name change of the registrant and the effectiveness of the Registration Statement), will be merged with and into the registrant and the name of the surviving entity will be "Haynes International, Inc."

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.


    EXPENSES                                                        AMOUNT
    --------                                                       --------

Securities and Exchange Commission registration fee.............   $ 22,076
National Association of Securities Dealers, Inc. fee............      6,700
Nasdaq listing fee..............................................     33,500
Printing and engraving expenses.................................    137,500
Legal fees and expenses.........................................    425,000
Accounting expenses and fees....................................    230,000
Transfer Agent and Registrar fees...............................      5,000
Blue Sky fees and expenses (including fees of counsel)..........     20,000
Miscellaneous...................................................     15,224
                                                                   --------
    Total.......................................................   $900,000
                                                                   --------
                                                                   --------

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The Certificate of Incorporation of the Registrant provides for the indemnification by the Registrant of each individual who was or is made a party or is threatened to be made a party to or is involved in an action, suit or proceeding by reason of the fact that such individual, or an individual of whom such individual is the legal representative, (i) is or was a director or officer of the Registrant, (ii) is or was serving (at such time as such individual is or was a director or officer of such Registrant) at the request of the Registrant as a director, officer, partner, trustee, administrator, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans to the fullest extent authorized by the Delaware General Corporations Law. Section 145 of the General Corporation Law of the State of Delaware ("Section 145") provides that a corporation organized under the laws of Delaware may indemnify directors, officers, employees, and agents. Section 145 provides in pertinent part as follows:

    (a) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    (b) A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of the corporation, or is or was serving at the request of he corporation as a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court of Chancery or such other court shall deem proper.

    (c) To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    (d) Any indemnification under subsections (a) and (b) of Section 145 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b) of Section
145. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

    (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in Section 145. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

    (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

    (g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

                                      ***

    (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.


    On July 31, 1996, a former employee of the Company exercised an option to purchase 4,075 shares of Common Stock from the Company at an exercise price of $4.91 per share. (The foregoing share number and per share price reflect a 1-for-1.96 reverse stock split of the Company's Common Stock to be effected prior to the consummation of the offering of the Company's Common Stock contemplated hereby.) The issuance and sale of shares of Common Stock to the former employee was made in reliance on the exemption from registration provided by Rule 701 promulgated under the Act. The Registrant has not sold any other unregistered securities within the past three years.


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

    (a) Exhibits:

    The list of exhibits is incorporated herein by reference to the Index to Exhibits on pages E-1 through E-6.

    (b) Financial Statement Schedules:

    All other financial statement schedules are omitted since the required information is not applicable or is not present in amounts sufficient to require submission of the schedules or because the information is included in the Financial Statements or the Notes thereto.

ITEM 17. UNDERTAKINGS.

    The Registrant hereby undertakes to provide to the Underwriters at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

    Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    The undersigned Registrant hereby undertakes that:

        (1) For purposes of determining any liabilities under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus to be filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

        (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kokomo, State of Indiana, on August 8, 1996.


                                          HAYNES HOLDINGS, INC.

                                          By:   /s/ MICHAEL D. AUSTIN  *
                                              ..................................
                                              Michael D. Austin, President And
                                              Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                                                     CAPACITY                          DATE
                                       -------------------------------------   --------------------

       /s/ MICHAEL D. AUSTIN *         President and Chief Executive Officer      August 8, 1996
 .....................................    (Principal Executive Officer) and
          Michael D. Austin              Director

        /s/ PERRY J. LEWIS *           Director                                   August 8, 1996
 .....................................
           Perry J. Lewis

        /s/ JOHN A. MORGAN *           Director                                   August 8, 1996
 .....................................
           John A. Morgan

       /s/ THOMAS F. GITHENS *         Director                                   August 8, 1996
 .....................................
          Thomas F. Githens

          /s/ SANGWOO AHN *            Director                                   August 8, 1996
 .....................................
             Sangwoo Ahn

           /s/ IRA STARR *             Director                                   August 8, 1996
 .....................................
              Ira Starr

          /s/ ROBERT EGAN *            Director                                   August 8, 1996
 .....................................
             Robert Egan

        /s/ JOSEPH F. BARKER           Chief Financial Officer; Vice              August 8, 1996
 .....................................    President--Finance; Treasurer;
          Joseph F. Barker               Secretary; Director (Principal
                                         Financial Officer)

       /s/ THEODORE T. BROWN *         Controller (Principal Accounting           August 8, 1996
 .....................................    Officer)
          Theodore T. Brown

*By:     /s/ JOSEPH F. BARKER
     ................................
          Joseph F. Barker,
          Attorney-in-Fact

                               INDEX TO EXHIBITS


                                                                                           SEQUENTIAL
    NUMBER                                                                                  NUMBERING
  ASSIGNED IN                                                                              SYSTEM PAGE
REGULATION S-K                                                                              NUMBER OF
   ITEM 601                                   DESCRIPTION OF EXHIBIT                         EXHIBIT
- ---------------           --------------------------------------------------------------   -----------
    (1)             1.01  Form of Underwriting Agreement, dated August   , 1996, by and
                          among Haynes International, Inc., Haynes Corp., PaineWebber
                          Incorporated, Merrill Lynch, Pierce, Fenner & Smith
                          Incorporated and the Selling Stockholders relating to the sale of the Common Stock, $.01 par value per share, of Haynes
                          International, Inc.*
    (2)             2.01  Form of Certificate of Ownership and Merger.*
    (3)             3.01  Certificate of Incorporation of Registrant. (Incorporated by
                          reference to Exhibit 3.02 to Registration Statement on Form
                          S-4, Registration No. 33-66346.)
                    3.02  Bylaws of Registrant. (Incorporated by reference to Exhibit
                          3.04 to Registration Statement on Form S-4, Registration No.
                          33-66346.)
                    3.03  Certificate of Amendment of the Certificate of Incorporation
                          of the Registrant dated July 15, 1996.*
                    3.04  Form of Certificate of Amendment of the Certificate of
                          Incorporation of the Registrant to be filed on or about August
                          20, 1996.
    (4)             4.01  See Exhibits 3.01 and 3.02.
                    4.02  Indenture, dated as of August 31, 1989, between Haynes
                          Acquisition Corporation and The Connecticut National Bank,
                          relating to the 13 1/2% Senior Subordinated Notes due 1999, table of contents and cross-reference sheet. (Incorporated by reference to Exhibit 4.02 to Registration Statement on Form
                          S-1, Registration No. 33-32617.)
                    4.03  First Supplement to Indenture, dated as of August 31, 1989, among Haynes International, Inc., Haynes Acquisition
                          Corporation and The Connecticut National Bank. (Incorporated
                          by reference to Exhibit 4.03 to Registration Statement on
                          Form S-1, Registration No. 33-32617.)
                    4.04  Second Supplement to Indenture, dated as of February 5, 1990, between Haynes International, Inc. and The Connecticut
                          National Bank. (Incorporated by reference to Exhibit 4.09 to
                          Amendment No. 1 to Registration Statement on Form S-1,
                          Registration
                          No. 33-32617.)

                    4.05  Third Supplement to Indenture, dated as of February 9, 1995, between Haynes International, Inc. and Shawmut Bank
                          Connecticut, National Association (formerly known as The
                          Connecticut National Bank.)*

                    4.06  Fourth Supplement to Indenture, dated as of January 31, 1996, between Haynes International, Inc. and Fleet National Bank of
                          Connecticut (formerly known as Shawmut Bank Connecticut,
                          National Association, formerly known as The Connecticut
                          National Bank.)*




- ------------

 * Previously filed.

                                                                                           SEQUENTIAL
    NUMBER                                                                                  NUMBERING
  ASSIGNED IN                                                                              SYSTEM PAGE
REGULATION S-K                                                                              NUMBER OF
   ITEM 601                                   DESCRIPTION OF EXHIBIT                         EXHIBIT
- ---------------           --------------------------------------------------------------   -----------
                    4.07  Indenture, dated as of July 1, 1993, among Haynes
                          International, Inc., Haynes Holdings, Inc. and Society
                          National Bank, Indiana, as Trustee, relating to the 11 1/4%
                          Senior Secured Notes Due 1998, table of contents and
                          cross-reference sheet. (Incorporated by reference to Exhibit
                          4.01 to the Registration Statement on
                          Form S-4, Registration No. 33-66346.)

                    4.08  Registration Rights Agreement, dated July 1, 1993, by and among Haynes International, Inc., Haynes Holdings, Inc. and
                          Prudential Securities Incorporated. (Incorporated by reference to Exhibit 4.03 to Registration Statement on Form S-4,
                          Registration No. 33-66346.)

                    4.09  Form of 11 1/4% Senior Secured Note Due 1998, Series B.
                          (Included as Appendix B to the Indenture filed as Exhibit
                          4.07.) (Incorporated by Reference to Exhibit 4.02 to the
                          Registration Statement on Form S-4, Registration No.
                          33-66346.)

                    4.10  Form of Indenture, dated as of August       , 1996, among
                          Haynes International, Inc., Haynes Corp. and National City
                          Bank, as Trustee, relating to the    % Senior Notes due 2004
                          of Haynes Corp., table of contents and cross-reference sheet.
                          (Incorporated by reference to Exhibit 4.10 to Amendment No. 2 to Registration Statement on Form S-1, Registration No.
                          333-5411.)

                    4.11  Form of    % Senior Note due 2004 of Haynes Corp.
                          (Incorporated by reference to Exhibit 4.11 to Amendment No. 2 to Registration Statement on Form S-1, Registration No.
                          333-5411.)

                    4.12  Description of Specimen Stock Certificate for Common Stock.*

    (5)             5.01  Opinion of Ice Miller Donadio & Ryan as to the legality of the
                          Common Stock to be registered.*

    (6)                   No Exhibit.

    (7)                   No Exhibit.

    (8)                   No Exhibit.

    (9)                   No Exhibit.

    (10)           10.01  Form of Severance Agreements, dated as of March 10, 1989, between Haynes International, Inc. and the employees of Haynes
                          International, Inc. named in the schedule to the Exhibit.
                          (Incorporated by reference to Exhibit 10.03 to Registration
                          Statement on Form S-1, Registration No. 33-32617.)

                   10.02  Purchase Agreement, dated as of August 31, 1989, among Haynes


- ------------

 * Previously filed.

                                                                                           SEQUENTIAL
    NUMBER                                                                                  NUMBERING
  ASSIGNED IN                                                                              SYSTEM PAGE
REGULATION S-K                                                                              NUMBER OF
   ITEM 601                                   DESCRIPTION OF EXHIBIT                         EXHIBIT
- ---------------           --------------------------------------------------------------   -----------
                          Acquisition Corporation, Haynes Holdings, Inc. and Purchasers
                          named on the signature pages relating to the sale of the 13
                          1/2% Senior Subordinated Notes Due 1999 and Common Stock of
                          Haynes Holdings, Inc. (Incorporated by reference to Exhibit
                          4.01 to Registration Statement on Form S-1, Registration No.
                          33-32617.)


                   10.03  Stock Subscription Agreement, dated as of August 31, 1989, among Haynes Holdings, Inc., Haynes International, Inc. and the persons listed on the signature pages thereto (Investors).
                          (Incorporated by reference to Exhibit 4.07 to Registration
                          Statement on Form S-1, Registration No. 33-32617.)

                   10.04  Amendment to the Stock Subscription Agreement To Add a Party,
                          dated August 14, 1992, among Haynes Holdings, Inc., Haynes
                          International, Inc., MLGA Fund II, L.P., and the persons
                          listed on the signature pages thereto. (Incorporated by
                          reference to Exhibit 10.17 to Registration Statement on Form
                          S-4, Registration No. 33-66346.)

                   10.05  Second Amendment to Stock Subscription Agreement, dated March
                          16, 1993, among Haynes Holdings, Inc., Haynes International,
                          Inc., MLGA Fund II, L.P., MLGAL Partners, Limited Partnership,
                          and the persons listed on the signature pages thereto.
                          (Incorporated by reference to Exhibit 10.21 to Registration
                          Statement on Form S-4, Registration No. 33-66346.)

                   10.06  Stockholders Agreement, dated as of August 31, 1989, among
                          Haynes Holdings, Inc. and the persons listed on the signature pages thereto (Investors). (Incorporated by reference to
                          Exhibit 4.08 to Registration Statement on Form S-1,
                          Registration No. 33-32617.)

                   10.07  Amendment to the Stockholders Agreement To Add a Party, dated
                          August 14, 1992, among Haynes Holdings, Inc., MLGA Fund II,
                          L.P., and the persons listed on the signature pages thereto.
                          (Incorporated by reference to Exhibit 10.18 to Registration
                          Statement on Form S-4, Registration No. 33-66346.)

                   10.08  Investment Agreement, dated August 10, 1992, between MLGA Fund
                          II, L.P., and Haynes Holdings, Inc. (Incorporated by reference to Exhibit 10.22 to Registration Statement on Form S-4,
                          Registration No. 33-66346.)

                   10.09  Investment Agreement, dated August 10, 1992, between MLGAL
                          Partners, Limited Partnership and Haynes Holdings, Inc.
                          (Incorporated by reference to Exhibit 10.23 to Registration

- ------------

 * Previously filed.

                                                                                           SEQUENTIAL
    NUMBER                                                                                  NUMBERING
  ASSIGNED IN                                                                              SYSTEM PAGE
REGULATION S-K                                                                              NUMBER OF
   ITEM 601                                   DESCRIPTION OF EXHIBIT                         EXHIBIT
- ---------------           --------------------------------------------------------------   -----------
                          Statement on Form S-4, Registration No. 33-66346.)

                   10.10  Investment Agreement, dated August 10, 1992, between Thomas F.
                          Githens and Haynes Holdings, Inc. (Incorporated by reference to Exhibit 10.24 to Registration Statement on Form S-4,
                          Registration No. 33-66346.)

                   10.11  Consent and Waiver Agreement, dated August 14, 1992, among
                          Haynes Holdings, Inc., Haynes International, Inc., MLGA Fund
                          II, L.P., and the persons listed on the signature pages
                          thereto. (Incorporated by reference to Exhibit 10.19 to
                          Registration Statement on Form S-4, Registration No.
                          33-66346.)

                   10.12  Retirement Agreement, dated as of May 21, 1993, between Haynes
                          International, Inc. and Paul F. Troiano. (Incorporated by
                          reference to Exhibit 10.02 to Registration Statement on Form
                          S- 4, Registration No. 33-66346).

                   10.13  Purchase Agreement, dated June 30, 1993, by and among Haynes
                          International, Inc., Haynes Holdings, Inc. and Prudential
                          Securities Incorporated relating to the sale of 11 1/4% Senior
                          Secured Notes Due 1998, Series A. (Incorporated by reference to Exhibit 10.20 to Registration Statement on Form S-4,
                          Registration No. 33-66346.)

                   10.14  Executive Employment Agreement, dated as of September 1, 1993, by and among Haynes International, Inc., Haynes Holdings, Inc.
                          and Michael D. Austin. (Incorporated by reference to Exhibit
                          10.26 to the Registration Statement on Form S-4, Registration
                          No. 33-66346.)

                   10.15  Amendment to Employment Agreement, dated as of July 15, 1996 by and among Haynes International, Inc., Haynes Holdings, Inc.
                          and Michael D. Austin.*

                   10.16  Loan and Security Agreement, dated August 11, 1994, between
                          Congress Financial Corporation (Central) and Haynes
                          International, Inc.*

                   10.17  Amendment No. 1 to Loan and Security Agreement, dated February
                          9, 1995, by and between Congress Financial Corporation
                          (Central) and Haynes International, Inc.*

                   10.18  Amendment No. 2 to Loan and Security Agreement, dated February
                          12, 1996, by and between Congress Financial Corporation
                          (Central) and Haynes International, Inc.*

                   10.19  Haynes Holdings, Inc. Employee Stock Option Plan.
                          (Incorporated by reference to Exhibit 10.08 to Registration
                          Statement on Form S-1, Registration No. 33-32617.)

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 * Previously filed.

                                                                                           SEQUENTIAL
    NUMBER                                                                                  NUMBERING
  ASSIGNED IN                                                                              SYSTEM PAGE
REGULATION S-K                                                                              NUMBER OF
   ITEM 601                                   DESCRIPTION OF EXHIBIT                         EXHIBIT
- ---------------           --------------------------------------------------------------   -----------

                   10.20  Form of "New Option" Agreements between Haynes Holdings, Inc.
                          and the executive officers of Haynes International, Inc. named in the schedule to the Exhibit. (Incorporated by reference to
                          Exhibit 10.09 to Registration Statement on Form S-1,
                          Registration No. 33-32617.)

                   10.21  Form of "September Option" Agreements between Haynes Holdings,
                          Inc. and the executive officers of Haynes International, Inc.
                          named in the schedule to the Exhibit. (Incorporated by
                          reference to Exhibit 10.10 to Registration Statement on Form
                          S-1, Registration No. 33-32617.)

                   10.22  Form of "January 1992 Option" Agreements between Haynes
                          Holdings, Inc. and the executive officers of Haynes
                          International, Inc. named in the schedule to the Exhibit.
                          (Incorporated by reference to Exhibit 10.08 to Registration
                          Statement on Form S-4, Registration No. 33-66346.)

                   10.23  Form of "Amendment to Holdings Option Agreements" between
                          Haynes Holdings, Inc. and the executive officers of Haynes
                          International, Inc. named in the schedule to the Exhibit.
                          (Incorporated by reference to Exhibit 10.09 to Registration
                          Statement on Form S-4, Registration No. 33-66346.)

                   10.24  Haynes International, Inc. 1996 Employee Stock Option Plan*

                   10.25  Form of Employee Option Agreement to be used in connection with the Haynes International, Inc. 1996 Employee Stock Option
                          Plan.*

                   10.26  Form of Purchase Agreement, dated August   , 1996, by and
                          among Haynes Corp., Haynes International, Inc., Merrill Lynch,
                          Pierce, Fenner & Smith Incorporated and PaineWebber
                          Incorporated relating to the sale of the    % Senior Notes due
                          2004 of Haynes Corp. (Incorporated by reference to Exhibit
                          1.01 to Amendment No. 2 to Registration Statement on Form S-1,
                          Registration No. 333-5411.)

                   10.27  Amended and Restated Loan Agreement by and among CoreStates
                          Bank, N.A. and Congress Financial Corporation (Central), as
                          Lenders, Congress Financial Corporation (Central), as Agent
                          for Lenders, and Haynes Corp., as Borrower. (Incorporated by
                          reference to Exhibit 10.27 to Amendment No. 3 to Registration
                          Statement on Form S-1, Registration No. 333-5411.)

    (11)                  No Exhibit.

    (12)           12.01  Statement re: computation of ratio of earnings to fixed charges.*


- ------------

 * Previously filed.

                                                                                           SEQUENTIAL
    NUMBER                                                                                  NUMBERING
  ASSIGNED IN                                                                              SYSTEM PAGE
REGULATION S-K                                                                              NUMBER OF
   ITEM 601                                   DESCRIPTION OF EXHIBIT                         EXHIBIT
- ---------------           --------------------------------------------------------------   -----------
    (14)                  No Exhibit.

    (15)                  No Exhibit.

    (16)                  No Exhibit.

    (21)           21.01  Subsidiaries of the Registrant.*

    (23)           23.01  Consent of Coopers & Lybrand, L.L.P. dated August 8, 1996.

                   23.02  Consent of Ice Miller Donadio & Ryan. (Included as part of
                          Exhibit 5.01.)*

    (24)           24.01  Power of Attorney.*

    (25)           25.01  Statement of Eligibility of The Connecticut National Bank, as
                          Trustee under the Indenture for 13 1/2% Senior Subordinated
                          Notes, Due 1999. (Incorporated by reference to Exhibit 26.01 to Registration Statement on Form S-1, No. 33-32617.)

                   25.02  Statement of Eligibility of Society National Bank, Indiana, as
                          Trustee under the Indenture for the 11 1/4% Senior Secured
                          Notes, Due 1998. (Incorporated by reference to Exhibit 25.01 to the Registration Statement on Form S-4, Registration No.
                          33-66346.)

                   25.03  Statement of Eligibility of National City Bank as Trustee
                          under the Indenture for    % Senior Notes due 2004 of Hayes
                          Corp. (Incorporated by reference to Exhibit 25.03 to Amendment
                          No. 2 to Registration Statement on Form S-1, Registration No.
                          333-5411.)

    (26)                  No Exhibit.

    (27)           27.01  Financial Data Schedule.*

    (28)                  No Exhibit.

    (99)                  No Exhibit.


- ------------

 * Previously filed.